SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report: September 29, 2004


                         MILE MARKER INTERNATIONAL, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)


               0-26150                                  11-2128469
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        (Commission File Number)            (IRS Employer Identification Number)


                 2121 Blount Road, Pompano Beach, Florida 33069
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code : (954) 782-0604
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          (Former name or former address, if changed since last report)

Item  1.01 - Entry into a Material Definitive Agreement
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     On September 27, 2004, Mile Marker International, Inc. (the "Registrant") received notice from the United States Army Tank - Automotive and Armaments Command of the U.S. Department of the Army that its wholly-owned subsidiary, Mile Marker, Inc. ("the Company") had been awarded another significant U.S. government contract. This military contract provides for the delivery of a maximum of 2,520 Mile Marker's unique patented hydraulic winch/bumper assemblies over five years. The maximum dollar value of this contract is $6,458,760. With the receipt of this contract, the Company has so far received two military contracts totaling a maximum of $8,735,028 during 2004 following the receipt of a military contract valued up to $27,453,600 in July of 2003.





                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 MILE MARKER INTERNATIONAL, INC.
                                                 -------------------------------
                                                          (Registrant)



Dated: September 29, 2004                        By: /s/ Richard E. Aho
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                                                     Richard E. Aho, President